                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
of Pro.Tel.Srl

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG S.p.A.
Bologna, Italy

May 10, 2000